UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2009

Image Sensing Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-26056	41-1519168
(Commission File Number)	(IRS Employer Identification No.)

500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota 55104

(Address of Principal Executive Offices, Including Zip Code)

(651) 603-7700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)       Effective March 19, 2009, the Board of Directors of Image Sensing Systems, Inc. (the “Company”) appointed James W. Bracke to the Company’s Board of Directors and as a member of the Board’s Audit Committee. Mr. Bracke was President, Chief Executive Officer and a director of publicly-held Lifecore Biomedical, Inc. from 1983 to 2004. He is currently President of Boulder Creek Consulting, LLC, and a director and chair of the audit committee of NASDAQ-listed HickoryTech Corporation. Mr. Bracke holds a doctoral degree from the University of Iowa.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being filed with this Current Report on Form 8-K:

99.1	Press Release, dated March 19, 2009, of Image Sensing Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE SENSING SYSTEMS, INC.

By:	/s/ Kenneth R. Aubrey
Kenneth R. Aubrey President and Chief Executive Officer

Dated:  March 19, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 19, 2009, of Image Sensing Systems, Inc.